Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND CONSENT

SECOND AMENDMENT AND CONSENT, dated as of September 27, 2017 (this “Amendment”), to the Credit Agreement (as defined below) and the Security Agreement (as defined below), by and among Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Parent Borrower”), each Designated Subsidiary Borrower (as defined in the Credit Agreement) party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Deutsche Bank Trust Company Americas, as Collateral Agent (the “Collateral Agent”) under the Security Agreement and as Custodian under the Security Agreement (the “Custodian”), and the lending institutions party hereto.

WHEREAS, the Parent Borrower, the lending institutions party thereto, the Administrative Agent and the Designated Subsidiary Borrowers party thereto entered into that certain Credit Agreement, dated as of March 23, 2016 (as amended by that certain First Amendment, Waiver and Consent, dated as of March 17, 2017 and as further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Parent Borrower, the Collateral Agent, the Custodian and the Designated Subsidiary Borrowers party thereto entered into that certain Pledge and Security Agreement, dated as of March 23, 2016 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”);

WHEREAS, the Parent Borrower intends to consummate a transaction whereby it transfers (x) substantially all of the assets and liabilities of the Parent Borrower (other than its rights and obligations under the Credit Agreement) (the “Second Amendment Partial Transfer”) or (y) substantially all of the assets and liabilities of the Parent Borrower (including all of its rights and obligations under the Credit Agreement) (the “Second Amendment Full Transfer” and, together with the Second Amendment Partial Transfer, the “Second Amendment Transfer”), to Sompo International Holdings Ltd. (the “New Parent Borrower”), a newly formed exempted company organized under the laws of Bermuda and an indirect, wholly-owned subsidiary of Sompo, in each case pursuant to a stock and asset purchase and sale agreement substantially in the form provided to the Administrative Agent on September 27, 2017 (with such modifications thereto as the Parent Borrower and the New Parent Borrower may agree from time to time that are not materially adverse to the Lenders, the “Transfer Agreement”);

WHEREAS, in connection with the Second Amendment Transfer, the Borrowers have requested that (i) certain provisions of the Credit Agreement be amended as set forth herein, (ii) certain provisions of the Security Agreement be amended as set forth herein and (iii) the requisite Lenders provide the consent as set forth herein;

WHEREAS, each Borrower and the Lenders party hereto have agreed, on the terms and subject to the conditions set forth herein, to (i) amend the Credit Agreement and (ii) agree to such consent in the manner set forth herein; and

WHEREAS, each Borrower, the Collateral Agent and the Lenders party hereto have agreed, on the terms and subject to the conditions set forth herein, to amend the Security Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement . The Credit Agreement is hereby amended as follows:

2.1 Amendments to Section 9 (Definitions) of the Credit Agreement. (a) The following defined terms shall be inserted in Section 9 of the Credit Agreement in appropriate alphabetical order:

“Joinder Agreement” means a joinder and assumption agreement substantially in the form of Exhibit A (with such modifications as may be agreed to by the New Parent Borrower and the Administrative Agent).

“New Parent Borrower” has the meaning assigned to such term in the Second Amendment.

“Release Notice” has the meaning assigned to such term in the Second Amendment.

“Second Amendment” means the Second Amendment and Consent, dated as of September 27, 2017, to this Agreement and the Security Agreement among the Parent Borrower, the Designated Subsidiary Borrowers party thereto, the Administrative Agent, the Collateral Agent, the Custodian and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Full Transfer” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Partial Transfer” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Specified Provisions Effective Date” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Transfer” has the meaning assigned to such term in the Second Amendment.

“Transfer Agreement” has the meaning assigned to such term in the Second Amendment.

(b) the definition of “Borrower” is hereby amended and restated in its entirety as follows:

“Borrower” or “Borrowers” shall mean the Parent Borrower, the New Parent Borrower, the Initial Designated Subsidiary Borrowers and each Person which is designated as a Designated Subsidiary Borrower after the Effective Date in accordance with Section 1.13 and, in each case, as to which no Termination Letter has been delivered to the Administrative Agent. For the purposes of Sections 4, 5, 6, 7 and 8 (including the defined terms used therein) any reference to “Borrower” or “Borrowers” shall also mean, and include, the Parent Borrower and the New Parent Borrower in their respective capacities as guarantors under Section 12.

(c) the definition of “Change of Control” is hereby amended and restated in its entirety as follows

“Change of Control” shall mean the occurrence of any of the following events or conditions: (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder), shall have become the beneficial owner (as defined in rules promulgated by the SEC), directly or indirectly, of more than 35% of the voting securities of the Parent Borrower or the New Parent Borrower; or (b) (i) a majority of the members of the Parent Borrower’s or the New Parent Borrower’s board of directors are persons who are then serving on the board of directors without having been nominated by the board of directors (or equivalent governing body) of the Parent Borrower or New Parent Borrower or having been appointed by directors so nominated or (ii) a majority of the members of Sompo’s board of directors are persons who are then serving on the board of directors without having been nominated by the board of directors (or equivalent governing body) of Sompo or having been appointed by directors so nominated (a “Sompo Change of Control”); provided that a “Sompo Change of Control” shall only be deemed to be a Change of Control for so long as Sompo has the power to, directly or indirectly, direct or cause the direction of the management and policies of the Parent Borrower and the New Parent Borrower, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, neither (A) the direct or indirect acquisition by Sompo of beneficial ownership of all or a majority of the voting securities of the Parent Borrower pursuant to the Merger and any appointment or change in the board of directors of the Parent Borrower or the New Parent Borrower (i) upon or in connection with the consummation of the Merger or (ii) following consummation of the Merger, as directed by Sompo or any of its Subsidiaries (so long as a Sompo Change of Control has not occurred and is not continuing), in each case, nor (B) for the avoidance of doubt, the dissolution or liquidation of the Parent Borrower (as defined prior to giving effect to the Second Amendment) as permitted under Section 7.06, shall constitute a Change of Control hereunder.

(d) the definition of “Financial Statement Delivery Date” is hereby amended by deleting the reference to “6.01(a)” therein and substituting in lieu thereof reference to “6.01(a)(ii)”.

(e) the definition of “Immaterial Subsidiary” is hereby amended by deleting the reference to “6.01(a)” therein and substituting in lieu thereof reference to “6.01(a)(ii)”.

(f) the definition of “Parent Borrower” is hereby amended and restated in its entirety as follows:

“Parent Borrower” shall, (w) prior to the Second Amendment Effective Date, have the meaning provided in the first paragraph of this Agreement, (x) on and after the Second Amendment Effective Date and prior to the delivery of a Release Notice, have the meaning provided in the first paragraph of this Agreement and also mean, and include, the New Parent Borrower (other than references to the “Parent Borrower” (A) in Section 5.08, which shall be deemed to be references to “the Parent Borrower and/or the New Parent Borrower, as applicable”, (B) in Sections 1.13(a), 6.01, 7.02(a)(iv), (b)(v) and (b)(vi), 7.09, and the definitions of “Consolidated Indebtedness”, “Consolidated Net Worth”, “Consolidated Tangible Net Worth”, “Immaterial Subsidiary”, “Intermediate Holding Companies” and “Material Adverse Effect” which shall be deemed to be references to only the “New Parent Borrower”; provided that, for the purpose of the foregoing definitions, where applicable, any Indebtedness of the Parent Borrower (as defined prior to giving effect to the Second Amendment) shall be deemed to be Indebtedness of the New Parent Borrower, (C) in Sections 5.09(a), 5.12, 5.13 and 5.14, which shall be deemed to be references to only the “Parent Borrower” (as defined prior to giving effect to the Second Amendment) and (D) within the definition of “Borrower” for purposes of Section 5.19 only, which shall be deemed to be references to only the “Parent Borrower” (as defined prior to giving effect to the Second Amendment)) and (y) on and after the delivery of a Release Notice, mean the New Parent Borrower (other than (A) references to the “Parent Borrower” in Sections 5.09(a), 5.12, 5.13 and 5.14 which shall be deemed to be references to only the “Parent Borrower” (as defined prior to giving effect to the Second Amendment) and (B) the reference to the “Parent Borrower” within the definition of “Borrower” for purposes of Section 5.19 only, which shall be deemed to be references to only the “Parent Borrower” (as defined prior to giving effect to the Second Amendment)). For the purposes of Sections 4, 5, 6, 7 and 8 (including the defined terms used therein) any reference to “Parent Borrower” shall also mean, and include, the Parent Borrower (prior to the delivery of a Release Notice) and the New Parent Borrower in their respective capacities as guarantors under Section 12.

(g) the definition of “Parent Borrower Guaranty” is hereby amended and restated in its entirety as follows:

“Parent Borrower Guaranty” shall mean (x) prior to the delivery of a Release Notice, the guaranty of the Parent Borrower and the guaranty of the New Parent Borrower provided in Section 12 and (y) on and after the delivery of a Release Notice, the guaranty of the Parent Borrower provided in Section 12.

2.2 Amendment to Section 5.08 (True and Complete Disclosure; Assumptions) of the Credit Agreement. Section 5.08 of the Credit Agreement is hereby amended by inserting the words “or any similar quarterly, semi-annual or annual filing” immediately before the words “publicly filed with the SEC”.

2.3 Amendments to Section 6.01 (Information Covenants).

(a) Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Annual Financial Statements. (i) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Parent Borrower, the consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, operations, changes in stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries for such fiscal year, in each case without any requirement to provide any notes to such financial statements and subject to changes resulting from normal year-end audit adjustments arising from the preparation of the financial statements referenced in the succeeding clause (ii); and (ii) as soon as available and in any event by May 31 of each year, in respect of the fiscal year of the Parent Borrower most recently ended, the consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, operations, changes in stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Ernst & Young Ltd. or other independent public accountants of recognized national standing selected by the Parent Borrower, which report shall state that such consolidated financial statements present fairly the consolidated financial position of each of the Parent Borrower and its Subsidiaries as at the dates indicated and the consolidated results of its operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report; provided any exceptions or qualifications thereto must be acceptable to the Required Lenders) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.”

(b) Section 6.01(c) of the Credit Agreement is hereby amended by deleting the references to “6.01(a)” therein and substituting in lieu thereof references to “6.01(a)(ii)”.

2.4 Amendment to Section 6.05 (Maintenance of Existence) of the Credit Agreement. Section 6.05 of the Credit Agreement is hereby amended by deleting “.” at the end thereof and substituting in lieu thereof “or Section 7.06.”

2.5 Amendment to Section 7.02 (Consolidations, Amalgamations, Mergers and Sales of Assets) of the Credit Agreement. Section 7.02(b) of the Credit Agreement is hereby amended by (i) deleting “and” after “the most recently ended fiscal year of the Parent Borrower” and substituting “,” in lieu thereof, (ii) deleting “.” at the end of clause (vi) thereof and substituting in lieu thereof “, (vii) the Second Amendment Partial Transfer from the Parent Borrower (as defined prior to giving effect to the Second Amendment) to the New Parent Borrower; and (viii) the Second Amendment Full Transfer from the Parent Borrower (as defined prior to giving effect to the Second Amendment) to the New Parent Borrower; provided that the Second Amendment Specified Provisions Effective Date shall have occurred.”

2.6 Amendment to Section 7.06 (Dissolutions) of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by deleting “.” at the end thereof and substituting “; provided that, notwithstanding the foregoing, the Parent Borrower (as defined prior to giving effect to the Second Amendment) shall be permitted to dissolve or liquidate following the Second Amendment Full Transfer and the occurrence of the Second Amendment Specified Provisions Effective Date.”

2.7 Amendment to Section 7.08 (Transactions with Affiliates) of the Credit Agreement. Section 7.08 of the Credit Agreement is hereby amended by inserting the following immediately prior to clause (x) thereof:

“(w) the transactions described in Section 7.02(b)(vii) and (viii),”

2.8 Amendment to Section 7 (Negative Covenants) of the Credit Agreement. Section 7 of the Credit Agreement is hereby amended by inserting the following Section 7.15 at the end thereof:

“7.15 Parent Borrower. Following the Second Amendment Partial Transfer and the occurrence of the Second Amendment Effective Date, the Parent Borrower (as defined prior to giving effect to the Second Amendment) shall not conduct, transact or otherwise engage in any material business or operations; provided that the following shall be permitted in any event (i) the performance of its obligations with respect to the Credit Documents; (ii) the consummation of the Second Amendment Transfer, (iii) the maintenance of its legal existence; (iv) activities reasonably connected with its dissolution or liquidation; and (v) any activities incidental to the foregoing.”

2.9 Amendment to Section 8.09 (Events of Default—Parent Borrower Guaranty) of the Credit Agreement. Section 8.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Parent Borrower Guaranty. The Parent Borrower Guaranty shall terminate or cease, in whole or part, to be a legally valid and binding obligation of the Parent Borrower (as defined prior to giving effect to the Second Amendment) (other than following the Second Amendment Specified Provisions Effective Date and the delivery of a Release Notice) or the New Parent Borrower, or the Parent Borrower or the New Parent Borrower, or any Person acting for or on behalf of the Parent Borrower or the New Parent Borrower, shall contest such validity or binding nature of the Parent Borrower Guaranty of the Parent Borrower (as defined prior to giving effect to the Second Amendment) (other than following the Second Amendment Specified Provisions Effective Date and the delivery of a Release Notice) or the New Parent Borrower, or any other Person shall assert any of the foregoing (other than in respect of the Parent Borrower (as defined prior to giving effect to the Second Amendment) following the Second Amendment Specified Provisions Effective Date and the delivery of a Release Notice); or”.

2.10 Amendment to Section 11.07(a) (Calculations; Computations) of the Credit Agreement. Section 11.07(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof.

“Notwithstanding any other provision herein to the contrary, any indebtedness in respect of any note delivered by the New Parent Borrower to the Parent Borrower (as defined prior to giving effect to the Second Amendment) as consideration for the Second Amendment Transfer under the Transfer Agreement shall not constitute Indebtedness hereunder and shall not be taken into account in determining the Consolidated Net Worth or Consolidated Tangible Net Worth of the Parent Borrower and its Subsidiaries or the Leverage Ratio of the Parent Borrower, so long as (i) such note is held by the Parent Borrower (as defined prior to giving effect to the Second Amendment) and (ii) the Parent Borrower (as defined prior to giving effect to the Second Amendment) remains bound by the provisions of Section 12.”

2.11 Amendments to Exhibits to the Credit Agreement. The exhibits to the Credit Agreement are hereby amended by inserting Exhibit A attached hereto as Exhibit A to the Credit Agreement.

2.12 Acknowledgment. The Administrative Agent and the Lenders acknowledge that the representations and warranties made in Section 5.12 of the Credit Agreement are made only as of the Effective Date.

SECTION 3. Amendments to Security Agreement3.1 . Section 10.07 of the Security Agreement is hereby amended by amending and restating the parenthetical therein in its entirety as follows:

“(except, (i) in the case of a Grantor, pursuant to a transaction expressly permitted by Section 7.02(a)(i) or (iv) of the Credit Agreement and, (ii) in the case of the Parent Borrower, pursuant to a transaction expressly permitted by Section 7.02(b)(viii) of the Credit Agreement)”.

SECTION 4. Further Assurances. The Lenders hereby authorize the Administrative Agent and the Collateral Agent to execute and deliver all agreements, instruments and documents, and take all other actions, necessary or desirable, or reasonably requested by a Borrower and reasonably acceptable to the Administrative Agent or the Collateral Agent, as applicable, to further the purposes and intent of the amendments and consents set forth herein, including, without limitation, execution and delivery of any Joinder Agreement pursuant to the terms hereof (with such changes mutually agreed upon by the parties thereto in order to correct, amend or cure any ambiguity, inconsistency, defect or ministerial matter or correct any typographical error or other manifest error) and the release of the Parent Borrower from its obligations under the Credit Documents following the delivery of a Release Notice (as defined below) or in connection with the liquidation thereof pursuant to the terms of this Amendment. Following the consummation of the Second Amendment Transfer, the joinder of the New Parent Borrower as a Borrower, a provider of the Parent Borrower Guaranty under the Credit Agreement and a party to the Security Agreement and the Account Control Agreement in accordance with the terms of the Joinder Agreement and, after giving effect to the Second Amendment Specified Provisions Effective Date, the assumption by the New Parent Borrower of all of the rights and obligations of the Parent Borrower under the Credit Documents, the New Parent Borrower shall be treated as a permitted successor to the Parent Borrower and all references to the Parent Borrower in the Credit Agreement, Security Agreement, Account Control Agreement and each other Credit Document shall be deemed to be a reference to the New Parent Borrower, unless otherwise specified; provided that, notwithstanding the foregoing, until the delivery of a Release Notice, the Parent Borrower (as defined prior to giving effect to the Second Amendment) will continue to be obligated under the Parent Borrower Guaranty in addition to the Parent Borrower Guaranty provided by the New Parent Borrower and, subject to, for the avoidance of doubt, the definition of “Parent Borrower” in the Amended Credit Agreement, all references to the Parent Borrower in respect thereof shall be deemed to be a reference to both the New Parent Borrower and the Parent Borrower.

Nothing in this Section 4 shall be construed to require, or to establish any course of conduct with respect to noticing, requesting or obtaining, the consent of any Lender, Issuing Lender, the Issuing Agent, the Administrative Agent or the Collateral Agent to any future transaction that is similar to any of the transactions referenced in this Section 4.

SECTION 5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lenders that as of the date hereof:

(a) this Amendment has been duly authorized, executed and delivered by such Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes such Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms,

(b) no Default or Event of Default has occurred and is continuing,

(c) all representations and warranties of such Borrower contained in the Credit Agreement (as amended hereby) (other than Section 5.09(b) of the Credit Agreement (as amended hereby)) and the other Credit Documents are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date), and

(d) since December 31, 2015, nothing has occurred which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, except for, solely with respect to clause (i) of the definition of Material Adverse Effect set forth in the Credit Agreement, the possible impact of Hurricane Harvey, Hurricane Irma, Hurricane Maria and the earthquake that occurred in Mexico City on September 19, 2017.

SECTION 6. Effectiveness. This Amendment and the provisions hereof (other than the Specified Provisions (as defined below)) shall become effective as of the first date (the “Second Amendment Effective Date”) on which the following conditions are satisfied:

(a) the Administrative Agent shall have received counterparts hereof duly executed and delivered by a duly authorized officer of each Borrower, the Administrative Agent, the Collateral Agent and the Required Lenders (as defined in the Credit Agreement);

(b) the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Collateral Agent for which invoices have been presented at least one Business Day prior to the Second Amendment Effective Date;

(c) the representations and warranties set forth in Section 5 of this Amendment shall be true and correct as of the Second Amendment Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct as of such earlier date);

(d) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date, after giving effect to this Amendment and the Second Amendment Partial Transfer pursuant to and in accordance with the Transfer Agreement;

(e) (i) the Second Amendment Partial Transfer shall have occurred pursuant to and in accordance with the terms of the Transfer Agreement and (ii) the Administrative Agent shall have received a duly completed and executed Joinder Agreement, pursuant to which the New Parent Borrower shall have provided the Parent Borrower Guaranty under the Credit Agreement and the New Parent Borrower shall have become a party to the Security Agreement and the Account Control Agreement, in each case, substantially contemporaneously with the Second Amendment Partial Transfer;

(f) the New Parent Borrower shall have delivered to the Administrative Agent (x) a certificate of an Authorized Officer substantially in the form of Exhibit B attached hereto (with such modifications as may be agreed to by the New Parent Borrower and the Administrative Agent) and attaching copies of its certificate of incorporation, by-laws or other equivalent organizational documents and resolutions relating to the entry into the Joinder Agreement and (y) an opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the New Parent Borrower and (ii) ASW Law Limited, Bermuda counsel for the New Parent Borrower, each in form and substance reasonably satisfactory to the Administrative Agent (it being understood and agreed that opinions similar in form and substance to those delivered on the Effective Date under the Credit Agreement shall be deemed to be reasonably satisfactory) and limited to the matters detailed in Exhibit C attached hereto (with such modifications as may be agreed to by the New Parent Borrower and the Administrative Agent);

(g) the Administrative Agent shall have received certificates of existence and/or good standing certificates, if applicable, as the Administrative Agent may reasonably request;

(h) each Lender, the Collateral Agent, the Custodian and the Administrative Agent shall have received, at least three Business Days prior to the Second Amendment Effective Date, all documentation and other information about the New Parent Borrower as shall have been reasonably requested in writing no later than five Business Days prior to the Second Amendment Effective Date by such Lender, the Collateral Agent, the Administrative Agent or the Custodian for purposes of complying with all necessary “know your customer” or other similar checks under all applicable Laws, including anti-money laundering rules and regulations and the USA Patriot Act; and

(i) the Administrative Agent shall have received a copy of the Transfer Agreement;

provided that the addition of Section 7.02(b)(viii) of the Credit Agreement pursuant to Section 2.5 of this Amendment and Sections 2.4, 2.6, 2.9 and 8 of this Amendment (together, the “Specified Provisions”) shall only become effective on the date on which the following conditions are also satisfied (the “Second Amendment Specified Provisions Effective Date”):

(i) (x) the Second Amendment Full Transfer shall have been consummated pursuant to and in accordance with the Transfer Agreement and the Joinder Agreement and (y) the New Parent Borrower shall have assumed all of the rights and obligations of the Parent Borrower under the Credit Documents pursuant to Section 11.04(a) of the Amended Credit Agreement and, if the Administrative Agent shall not have previously received a duly completed and executed Joinder Agreement that includes Section 3 of the form of Joinder Agreement attached as Exhibit A hereto, then the Administrative Agent shall have received a new assumption agreement pursuant to which assignments, transfers, assumptions and other terms set forth in Section 3 of the form of Joinder Agreement attached as Exhibit A hereto have been consummated or agreed and the Administrative Agent shall be reasonably satisfied that the assignments, transfers, assumptions and other terms set forth in Section 3 of the form of Joinder Agreement attached as Exhibit A hereto have been consummated or agreed substantially contemporaneously with the consummation of the Second Amendment Full Transfer;

(ii) the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses of the Administrative Agent for which invoices have been presented at least one Business Day prior to the Second Amendment Specified Provisions Effective Date;

(iii) the representations and warranties set forth in Section 5 of this Amendment shall be true and correct as of the Second Amendment Specified Provisions Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date);

(iv) to the extent the Specified Provisions Effective Date is not the same date as the Second Amendment Effective Date, the New Parent Borrower shall have delivered to the Administrative Agent a certificate of an Authorized Officer substantially in the form of Exhibit D attached hereto (with such modifications as may be agreed to by the New Parent Borrower and the Administrative Agent) and either (x) attaching copies of its certificate of incorporation, by-laws or other equivalent organizational documents and resolutions relating to the entry into the Joinder Agreement to the extent such documents have been amended or modified since the Second Amendment Effective Date, or (y) certifying that no amendments or modifications to such documents have been made since the Second Amendment Effective Date;

(v) to the extent the Specified Provisions Effective Date is not the same date as the Second Amendment Effective Date, the Administrative Agent shall have received certificates of existence and/or good standing certificates, if applicable, as the Administrative Agent may reasonably request;

(vi) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Specified Provisions Effective Date, after giving effect to this Amendment and the Second Amendment Full Transfer pursuant to and in accordance with the Transfer Agreement;

(vii) to the extent the Specified Provisions Effective Date is not the same date as the Second Amendment Effective Date, the Administrative Agent shall have received a copy of any amendments, supplements or other modifications to the Transfer Agreement since the Second Amendment Effective Date; and

(viii) the Administrative Agent shall have received counterparts hereof duly executed and delivered by all Lenders.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders, the Issuing Agent, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and other Credit Documents specifically referred to herein. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement as amended hereby and the other Credit Documents. All representations and warranties made by each Borrower herein shall be deemed made under the Credit Agreement with the same force and effect as if set forth in full therein. On and after the Second Amendment Effective Date, any reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Credit Document, shall mean the Credit Agreement as modified hereby.

SECTION 8. Release and Transfer of Parent Borrower Guaranty. Upon (and, with respect to clause (b) of this Section 8, following) the occurrence of the Second Amendment Specified Provisions Effective Date, (a) the New Parent Borrower shall become a party to the Credit Agreement, the Security Agreement, the Account Control Agreement and any other Credit Document, to the extent not already party thereto, to which the Parent Borrower (as defined prior to giving effect to the Second Amendment) was a party and shall assume all of the rights and obligations of the Parent Borrower under such Credit Documents pursuant to the Joinder Agreement; provided, however, notwithstanding any other provision herein to the contrary, the New Parent Borrower shall not be required to establish or maintain any Collateral Account (as defined in the Security Agreement) or grant a security interest over its assets pursuant to the Security Agreement or the Account Control Agreement and (b) upon written notice from the Parent Borrower (as defined prior to giving effect to the Second Amendment) to the Administrative Agent (a “Release Notice”), the Parent Borrower (as defined prior to giving effect to the Second Amendment) shall automatically and irrevocably cease to be a party to the Credit Agreement, the Security Agreement, the Account Control Agreement and any other Credit Document to which it is a party and be released from its obligations (including its obligations with respect to the Parent Borrower Guaranty) under, and shall no longer be bound by the terms of, or have further liability or responsibility under, any such Credit Document, and all security interests granted by the Parent Borrower (as defined prior to giving effect to the Second Amendment) shall be automatically released and terminated.

SECTION 9. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent and the Collateral Agent for its reasonable out-of-pocket costs and expenses in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

SECTION 10. Consent. Each of the Borrowers hereby consents to this Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement, any Security Document and any other Credit Document, as applicable, and its liability for the Obligations pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

SECTION 11. Governing Law; Counterparts.

(a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

SECTION 12. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

SECTION 13. Integration. This Amendment and the other Credit Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 14. Severability. To the fullest extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ENDURANCE SPECIALTY HOLDINGS LTD.

By:	/s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary

ENDURANCE SPECIALTY INSURANCE LTD.

By:	/s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary

ENDURANCE U.S. HOLDINGS CORP.

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE WORLDWIDE HOLDINGS LIMITED

By:	/s/ Philip Rooke
Name: Philip Rooke
Title: Director

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

[Signature Page to Second Amendment to the Credit Agreement]

ENDURANCE WORLDWIDE INSURANCE LIMITED

By:	/s/ Philip Rooke
Name: Philip Rooke
Title: Director

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE HOLDINGS LIMITED

By:	/s/ Philip Rooke
Name: Philip Rooke
Title: Director

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE AT LLOYD’S LIMITED

By:	/s/ Philip Rooke
Name: Philip Rooke
Title: Director

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

[Signature Page to Second Amendment to the Credit Agreement]

ENDURANCE CORPORATE CAPITAL LIMITED

By:	/s/ Philip Rooke
Name: Philip Rooke
Title: Director

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE ASSURANCE CORPORATION (f/k/a Endurance Reinsurance Corporation of America)

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE AMERICAN INSURANCE COMPANY

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

ENDURANCE AMERICAN SPECIALTY INSURANCE COMPANY

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

[Signature Page to Second Amendment to the Credit Agreement]

ARMTECH HOLDINGS, INC.

By:	/s/ Daniel S. Lurie
Name: Daniel S. Lurie
Title: Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature Page to Second Amendment to the Credit Agreement]

Wells Fargo Bank, N.A., as Lender

By:	/s/ William R. Goley
Name: William R. Goley
Title: Managing Director

[Signature Page to Second Amendment to the Credit Agreement]

BMO Harris Bank N.A., as Lender

By:	/s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Vice President

[Signature Page to Second Amendment to the Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Allen Blankenship
Name: Allen Blankenship
Title: Managing Director

By:	/s/ James Volkwein
Name: James Volkwein
Title: Managing Director

[Signature Page to Second Amendment to the Credit Agreement]

LLOYDS BANK PLC, as Lender

By:	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

[Signature Page to Second Amendment to the Credit Agreement]

Australia and New Zealand Banking Group Limited, as Lender

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Signature Page to Second Amendment to the Credit Agreement]

HSBC Bank USA, National Association, as Lender

By:	/s/ Richard J. Herder
Name: Richard J. Herder
Title: Managing Director, Head of North America Insurance Coverage

[Signature Page to Second Amendment to the Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ Karla Maloof
Name: Karla Maloof
Title: Head of Insurance, Corporate Banking
Executed in New York

[Signature Page to Second Amendment to the Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Custodian

By:	/s/ Lucy Hsieh
Name: Lucy Hsieh
Title: Assistant Vice President

By:	/s/ Carolyn Watson
Name: Carolyn Watson
Title: Assistant Vice President

[Signature Page to Second Amendment to the Credit Agreement]